Supplement dated September 7, 2022
to the Prospectus and Statement of Additional Information (“SAI”)
dated February 28, 2022 for the
Soundwatch Hedged Equity Fund (the “Fund”)

Based on the recommendation from Soundwatch Capital, LLC, the Fund’s investment adviser, on August 26, 2022, the Board of Trustees of Trust for Advised Portfolios (the “Board”) approved an Agreement and Plan of Reorganization whereby the Fund will be reorganized into the Soundwatch Hedged Equity ETF (the “Soundwatch ETF”), a newly-created series of the Trust. This transaction is referred to below as the “Conversion.”

The Conversion is expected to be a tax-free reorganization for federal income tax purposes, except to the extent that shareholders receive cash in exchange for fractional shares of the Fund, which will likely be a taxable event and could result in a small capital gain. The Conversion will entail the transfer of all of the assets and liabilities of the Fund to the Soundwatch ETF in exchange for shares of the Soundwatch ETF. Shareholders of the Fund will then receive shares of the Soundwatch ETF with the same aggregate net asset value (“NAV”) as the shares of the Fund they held immediately prior to the Conversion (except for any fractional shares, which will be distributed in cash to Fund shareholders upon the closing of the Conversion). The Conversion is expected to close on or around October 21, 2022. Following the Conversion, the Fund will be dissolved.

There are some differences between a traditional mutual fund and an ETF. After the Conversion, individual shares of the Soundwatch ETF may only be purchased and sold on a stock exchange. Should you decide to purchase or sell shares of the Soundwatch ETF after the Conversion, you will need to place a trade through a broker who will execute your trade on an exchange at prevailing market prices. Because Soundwatch ETF shares will trade at market prices rather than at NAV, Soundwatch ETF shares may trade at a price less than (discount) or greater than (premium) the Soundwatch ETF’s NAV. As with all ETFs, your broker may charge a commission for purchase and sales transactions, although ETFs trade with no transaction fees on many platforms. In the next few weeks, the Fund will circulate an information statement/prospectus, which will contain pertinent details regarding the upcoming Conversion, including the Board’s considerations in approving the Conversion.

Shareholder approval is not required to effect the Conversion.

Effective immediately, the Fund will no longer open shareholder accounts directly through the Fund’s Transfer Agent and, in preparation for the closing of the Conversion, the last day to purchase or redeem shares of the Fund will be October 17, 2022.

Please retain this supplement with your Prospectus and SAI for future reference.